SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Securities Purchased:
(1)Name of Underwriters: Credis Suisse First Boston Corp.,
Salomon Smith Barney, Deutsche Banc Alex Brown, Inc.,
Goldman Sachs & Co., BNY Capital Markets, JP Morgan Securities,
Lehman Brothers, RBC Dominion Securities, Scotia Capital, Inc.,
TD Securities

(2)Name of Issuer: American Tower Corp

(3)Title of Security: American Tower 9-3/8% - 2/1/09

(4)Date of Prospectus: 1/24/01

(5)Amount of Total Offering: $1 billion

(6)Unit Price: 100

(7)Underwriting Discount: 3%

(8)Rating: B3/B

(9)Maturity Date: 2/1/09

(10)Current Yield: 9.375%

(11)Yield to Maturity: 9.375%

(12)Subordination Features: Senior Notes

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 250,000

(15)Dollar Amount of Purchases: $2,500,000

(16)Number of Shares Purchased: 250,000

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: .025%

(19)Percentage of Offering Purchased by Associated Portfolios: 0%

(20)Sum of (18) and (19): .025%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Salomon Smith Barney

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: JP Morgan, Morgan Sanley, Lehman Brothers, ABN AMCO, Credit Lyonnais, Scotia Capital

(2)Name of Issuer: Triton PCS, Inc.

(3)Title of Security: 9-3/8% 2/11/11

(4)Date of Prospectus: 1/16/01

(5)Amount of Total Offering: $350 million

(6)Unit Price: 99.195

(7)Underwriting Discount: 2.625%

(8)Rating: B3/CCC+

(9)Maturity Date: 2/1/11

(10)Current Yield: 9.45%

(11)Yield to Maturity: 9.5%

(12)Subordination Features: Senior Subordinated

(1)Name of Underwriters: Banc of America Securities LLC, Merrill Lynch & Co., Goldman Sachs & Co., JP Morgan Securities, Salomon Smith Barney, TD Securities, Banc One Capital Markets, BNY Capital Markets, Fleet Securities, McDonald Investments, Inc., Scotia Capital, Inc., SunTrust Equitable Securities Corp., Wachova Securities, Inc.

(2)Name of Issuer: The Healthcare Co.

(3)Title of Security: HCA7-7/8% 2/1/11

(4)Date of Prospectus: 1/23/01

(5)Amount of Total Offering: $500,000,000

(6)Unit Price: 99.487

(7)Underwriting Discount: 1.125%

(8)Rating: Ba2/BB+

(9)Maturity Date: 2/1/11

(10)Current Yield: 7.916%

(11)Yield to Maturity: 7.95%

(12)Subordination Features: Senior Notes

(1)Name of Underwriters: Morgan Stanley Dean Witter, Goldman Sachs & Co., Bear Sterns & Co., Inc., Merrill Lynch & Co., RBC Dominion
Securities

(2)Name of Issuer: Charter Communications Holdings LLC

(3)Title of Security: Charter Communications 13-1/2% 1/15/01

(4)Date of Prospectus: 1/5/01

(5)Amount of Total Offering: $675 million

(6)Unit Price: 51.944

(7)Underwriting Discount: 2.25%

(8)Rating: B+/B2

(9)Maturity Date: 1/15/11

(10)Current Yield: 13.5%

(11)Yield to Maturity: 13.5%

(12)Subordination Features: Senior Discount Notes


SUNAMERICA SERIES TRUST
Asset Allocation Portfolio
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Securities Purchased:
(1)Name of Underwriters: Goldman Sachs & Co., Banc of America
Securities LLC, Barclays Capital, CIBC, Cridit Suisse First Boston Corp., Deutsche Banc Alex Brown., Inc., JP Morgan, Merrill Lynch
& Co., Mrogan Stanley Dean Witter, Salomon Smith Barney

(2)Name of Issuer: Nextel Communications

(3)Title of Security: Nextel Communications 9-1/2% 2/1/11

(4)Date of Prospectus: 1/19/01

(5)Amount of Total Offering: $1,250,000,000

(6)Unit Price: 100

(7)Underwriting Spread or Commission: 1%

(8)Rating: B1/B+

(9)Maturity Date: 2/1/11

(10)Current Yield: 9.5%

(11)Yield to Maturity: 9.499%

(12)Subordination Features: Senior Notes

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 250,000

(15)Dollar Amount of Purchases: $2,500,000

(16)Number of Shares Purchased: 250,000

(17)Years of Continuous operation: The company has been in continuous operations for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: .02%

(19)Percentage of Offering Purchased by Associated Portfolios: 0

(20)Sum of (18) and (19): .02%

(21)Percentage of Portfolios Total Assets Applied to Purchase: .03%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Chase Securities LC

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes-Co-Manager Goldman Sachs & Co.

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1) Name of Underwriters: JP Morgan, Morgan Stanley, Lehman Brothers, ABN AMCO, Credit Lyonnais, Scotia Capital

(2)Name of Issuer: Triton PCS, Inc.

(3)Title of Security: 9-3/8% 2/11/11

(4)Date of Prospectus: 1/16/01

(5)Amount of Total Offering: $350 million

(6)Unit Price: 99.195

(7)Underwriting Spread or Commission: 2.625%

(8)Rating: B3/CCC+

(9)Maturity Date: 2/11/11

(10)Current Yield: 9.45%

(11)Yield to Maturity: 9.5%

(12)Subordination Features: Senior Subordinated

(1)Name of Underwriters: Credit Suisse First Boston Corp., Salomon Smith Barney, Deutsche Banc Alex Brown, Inc., Goldman Sachs & Co., BNY Capital Markets, JP Morgan Securities, Lehman Brothers, RBC Dominion Securities, Scotia Capital, Inc., TD Securities

(2)Name of Issuer: American Tower Corp.

(3)Title of Security: American Tower 9-3/8% 2/1/09

(4)Date of Prospectus: 1/24/01

(5)Amount of Total Offering: $1 billion

(6)Unit Price: 100

(7)Underwriting Spread or Commission: 3%

(8)Rating: B3/B

(9)Maturity Date: 2/1/09

(10)Current Yield: 9.375%

(11)Yield to Maturity: 9.375%

(12)Subordination Features: Senior Notes

(1)Name of Underwriters: Morgan Stanley Dean Witter, Goldman Sachs & Co., Bear Sterns & Co., RBC Dominion Securities

(2)Name of Issuer: Charter Communications Holdings LLC

(3)Title of Security: Charter Communications 13-1/2% 1/15/01

(4)Date of Prospectus: 1/5/01

(5)Amount of Total Offering: $675 million

(6)Unit Price: 51.944

(7)Underwriting Spread or Commission: 2.25%

(8)Rating: B+/B2

(9)Maturity Date: 1/15/11

(10)Current Yield: 13.5%

(11)Yield to Maturity: 13.5%

(12)Subordination Features: Senior Discount Notes


SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Securities Purchased:
(1)Name of Underwriters: Morgan Stanley Dean Witter, Goldman Sachs, JP Morgan, Merrill Lynch

(2)Name of Issuer: KPMG Consulting, Inc.

(3)Title of Security: KPMG Consulting, Inc.

(4)Date of Prospectus: 2/13/01

(5)Amount of Total Offering: 112,482,000 Shares

(6)Unit Price: $18.00

(7)Underwriting Discount: $0.72

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: N/A

(15)Dollar Amount of Purchases: $322,704

(16)Number of Shares Purchased: 17,928

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.0159%

(19)Percentage of Offering Purchased by Associated Portfolios: 0%

(20)Sum of (18) and (19): 0.0159%

(21)Percentage of Funds Total Assets Applied to Purchase: 0.1609%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Bear Stearns, JP Morgan, Merrill Lynch, Morgan Stanley

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Morgan Stanley, Salomon Smith Barney

(2)Name of Issuer: Triton PCS Holdings, Inc.

(3)Title of Security: Triton PCS Holdings, Inc.

(4)Date of Prospectus: 2/28/01

(5)Amount of Total Offering: 6,000,000 shares

(6)Unit Price: $32.00

(7)Underwriting Discount: $1.52

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Merrill Lynch, Credit Suise First Boston, AG Edwards, Edward D Jones, UBS Warburg

(2)Name of Issuer: Vectren Corp.

(3)Title of Security: Vectren Corp.

(4)Date of Prospectus: 2/14/01

(5)Amount of Total Offering: 5,500,000 shares

(6)Unit Price: $21.27

(7)Underwriting Discount: $0.74

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A

(1)Name of Underwriters: Goldman Sachs & Co.

(2)Name of Issuer: Crown Castle Intl Crop.

(3)Title of Security: Crown Castle Intl Crop.

(4)Date of Prospectus: 1/11/01

(5)Amount of Total Offering: 12,000,000 shares

(6)Unit Price: $26.25

(7)Underwriting Discount: $0.75

(8)Rating: N/A

(9)Maturity Date: N/A

(10)Current Yield: N/A

(11)Yield to Maturity: N/A

(12)Subordination Features: N/A


SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Issuer: Riverstone Betworks, Inc.
Offering Date: 2/15/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 10,000,000
Price Per Unit: $12.00

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.05%


SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Issuer: KPMG Consulting, Inc.
Offering Date: 2/7/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 112,482,000
Price Per Unit: $18.00

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.17%


SUNAMERICA SERIES TRUST
Worldwide High Income
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Issuer: TRW, Inc.
Offering Date: 3/7/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 500,000,000
Price Per Unit: $99.91

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.09%


SUNAMERICA SERIES TRUST
Worldwide High Income
Procedures Pursuant to Rule 10f-3
For the quarter ended March 31, 2001

Issuer: Rep of Brazil
Offering Date: 1/4/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: $1.5 Billion
Price Per Unit: 98.895

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? N/A

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.49%


SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Securities Purchased:
(1)Name of Underwriters: Lehman Brothers Intl., Salomon Smith Barney International, BNP Paribas Group, Credit Suisse First Boston, Morgan Stanley Dean Witter, Deutsche Bank AG London, Goldman Sachs International, Merrill Lynch International Ltd., Societe Generale

(2)Name of Issuer: France Telecom

(3)Title of Security: FRTEL 6-3/4% 3-1-11

(4)Date of Prospectus: 3-6-01

(5)Amount of Total Offering: $3.5B

(6)Unit Price: 99.806

(7)Underwriting Discount: .45%

(8)Rating: A/A-/A3

(9)Maturity Date: 3-1-11

(10)Current Yield: 7.765%

(11)Yield to Maturity: 7.779%

(12)Subordination Features: None

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 850,000

(15)Dollar Amount of Purchases: $84,835,100

(16)Number of Shares Purchased: 850,000

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.24%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.05%

(20)Sum of (18) and (19): 0.29%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.12%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Salomon Smith Barney

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Goldman, Sachs & Co., JP Morgan Securities, Merrill Lynch & Co., Banc of America Securities LLC, First Union Securities

(2)Name of Issuer: Kinder Morgan Energy Partners LP

(3)Title of Security: KMP 6-3/4% 3-15-01

(4)Date of Prospectus: 3-7-01

(5)Amount of Total Offering: $700,000,000

(6)Unit Price: 99.705

(7)Underwriting Discount: 0.65%

(8)Rating: A-/Baa1

(9)Maturity Date: 3-15-11

(10)Current Yield: 6.77%

(11)Yield to Maturity: 6.791%

(12)Subordination Features: None

(1)Name of Underwriters: Merrill Lynch & Co., Banc of America Securities LLC, Banc One Capital Markets, Mizuho International PLC, SunTrust
Equitable Securities Corp., Wachovia Capital Markets

(2)Name of Issuer: Cox Communications, Inc.

(3)Title of Security: Cox 6-3/4% 3-15-11

(4)Date of Prospectus: 3-6-01

(5)Amount of Total Offering: $500,000,000

(6)Unit Price: 99.675

(7)Underwriting Discount: 0.65%

(8)Rating: Baa2/BBB

(9)Maturity Date: 3-15-11

(10)Current Yield: 6.77%

(11)Yield to Maturity: 6.795%

(12)Subordination Features: None

(1)Name of Underwriters: Banc of America Securities LLC, Merrill Lynch
& Co., Goldman Sachs & Co., Salomon Smith Barney, Chase Securities, Inc., Credit Suisse First Boston Corp., Scotia Capital, Inc.

(2)Name of Issuer: CSX Corp.

(3)Title of Security: CSX 6-3/4% 3-15-11

(4)Date of Prospectus: 3-8-01

(5)Amount of Total Offering: $500,000,000

(6)Unit Price: 99.719

(7)Underwriting Discount: 0.65%

(8)Rating: Baa2/BBB

(9)Maturity Date: 3-15-11

(10)Current Yield: 6.77%

(11)Yield to Maturity: 6.789%

(12)Subordination Features: None



SUNAMERICA SERIES TRUST
Asset Allocation
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Securities Purchased:
(1)Name of Underwriters: Goldman, Sachs & Co., JP Morgan Securities, Merrill Lynch & Co., Banc of America Securities LLC, First Union Securities

(2)Name of Issuer: Kinder Morgan Energy Partners LP

(3)Title of Security: KMP 6-3/4% 3-15-01

(4)Date of Prospectus: 3-7-01

(5)Amount of Total Offering: $700,000,000

(6)Unit Price: 99.705

(7)Underwriting Discount: 0.65%

(8)Rating: A-/Baa1

(9)Maturity Date: 3-15-11

(10)Current Yield: 6.77%

(11)Yield to Maturity: 6.791%

(12)Subordination Features: None

(13)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue: N/A

(14)Total Par Value of Bonds Purchased: 460,000

(15)Dollar Amount of Purchases: $45,864,300

(16)Number of Shares Purchased: 460,000

(17)Years of Continuous operation: The company has been in continuous operation for greater than three years.

(18)Percentage of Offering Purchased by Portfolio: 0.07%

(19)Percentage of Offering Purchased by Associated Portfolios: 0.28%

(20)Sum of (18) and (19): 0.35%

(21)Percentage of Portfolios Total Assets Applied to Purchase: 0.065%

(22)Name(s) of Underwriter(s) or Dealer(s) from whom Purchased: Merrill
Lynch

(23)Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering? Yes

(24)Were Purchases Designated as Group Sales or otherwise allocated to the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"? No

Comparable Securities:
(1)Name of Underwriters: Lehman Brothers Intl., Salomon Smith Barney International, BNP Paribas Group, Credit Suisse First Boston, Morgan Stanley Dean Witter, Deutsche Bank AG London, Goldman Sachs International, Merrill Lynch International Ltd., Societe Generale

(2)Name of Issuer: France Telecom

(3)Title of Security: FRTEL 6-3/4% 3-1-11

(4)Date of Prospectus: 3-6-01

(5)Amount of Total Offering: $3.5B

(6)Unit Price: 99.806

(7)Underwriting Discount: .45%

(8)Rating: A/A-/A3

(9)Maturity Date: 3-1-11

(10)Current Yield: 7.765%

(11)Yield to Maturity: 7.779%

(12)Subordination Features: None

(1)Name of Underwriters: Merrill Lynch & Co., Banc of America Securities LLC, Banc One Capital Markets, Mizuho International PLC, SunTrust
Equitable Securities Corp., Wachovia Capital Markets

(2)Name of Issuer: Cox Communications, Inc.

(3)Title of Security: Cox 6-3/4% 3-15-11

(4)Date of Prospectus: 3-6-01

(5)Amount of Total Offering: $500,000,000

(6)Unit Price: 99.675

(7)Underwriting Discount: 0.65%

(8)Rating: Baa2/BBB

(9)Maturity Date: 3-15-11

(10)Current Yield: 6.77%

(11)Yield to Maturity: 6.795%

(12)Subordination Features: None

(1)Name of Underwriters: Banc of America Securities LLC, Merrill Lynch
& Co., Goldman Sachs & Co., Salomon Smith Barney, Chase Securities, Inc., Credit Suisse First Boston Corp., Scotia Capital, Inc.

(2)Name of Issuer: CSX Corp.

(3)Title of Security: CSX 6-3/4% 3-15-11

(4)Date of Prospectus: 3-8-01

(5)Amount of Total Offering: $500,000,000

(6)Unit Price: 99.719

(7)Underwriting Discount: 0.65%

(8)Rating: Baa2/BBB

(9)Maturity Date: 3-15-11

(10)Current Yield: 6.77%

(11)Yield to Maturity: 6.789%

(12)Subordination Features: None



SUNAMERICA SERIES TRUST
Worldwide High Income
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Radio One
Offering Date: 5/4/2001
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 300,000,000
Price Per Unit: $100.00

1) The securities to be purchased are: Eligible Rule 144A securities

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? N/A

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0%



SUNAMERICA SERIES TRUST
Worldwide High Income
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Arab Republic of Egypt  EGYPT 8 3/4 7/11/11
Offering Date: 6/29/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 1,000,000,000
Price Per Unit: $99.881

1) The securities to be purchased are: Eligible Rule 144A securities

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? N/A

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 1.45%




SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Odyssey Re Holdings/ORH
Offering Date: 6/14/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 17,142,857
Price Per Unit: $18.00

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 1.28%



SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Kraft/KFT
Offering Date: 6/12/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 280,000,000
Price Per Unit: $31.00

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.53%




SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Willis Group Holdings/WSH
Offering Date: 6/11/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 20,000,000
Price Per Unit: $13.50

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.75%



SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Peabody Energy Corp./BTU
Offering Date: 5/21/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 15,000,000
Price Per Unit: $28.00

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 1.16%



SUNAMERICA SERIES TRUST
Technology
Procedures Pursuant to Rule 10f-3
For the quarter ended June 30, 2001

Issuer: Tellium Inc./TELM
Offering Date: 5/17/01
Affiliated Broker: Morgan Stanley
No. of Securities Offered: 9,000,000
Price Per Unit: $15.00

1) The securities to be purchased are: Registered under the Securities Act of 1933

2) Are the securities being offered pursuant to a firm commitment underwriting? yes

3) Will transaction be executed away from Morgan Stanley and not allocated to Morgan Stanley if it is a "pot trade"? yes

4) Has the executing dealer represented that Morgan Stanley will not receive compensation in connection with the transaction? yes

5) Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day on which any sales are made? yes

6) Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable transactions? yes

7) If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three years of continuous operations, does the issue have one of the three highest ratings from one such rating organization? yes

8) If not a municipal issuer, has the issuer (including predecessors) been in continuous operation for at least three years? yes

9) If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures (i.e. Rule 10f-3) that permit it to engage in this transaction? yes

10) Is the total principal amount of securities purchased by MSDWIM/MAS for all 40-Act Funds no more than 10% of the total offering? yes 0.12%